                   SELF-HEATING CONTAINER CORPORATION OF CALIFORNIA
                         RESTRICTED STOCK PURCHASE AGREEMENT

    This Restricted Stock Purchase Agreement (the "Agreement") is made and entered into as of _____________________, 199___, by and between Self-Heating Container Corporation of California ("Company") and __________________________, (the "Purchaser").

    The Company has granted to the Purchaser Stock Purchase Rights to purchase Restricted Stock of the Company, upon the terms and conditions set forth in this
Agreement.   The Restricted Stock shall in all respects be subject to the terms and conditions of the Self-Heating Container Corporation of California 1996 Omnibus Stock Plan (the "Plan"), the provisions of which are incorporated herein by reference. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Plan.

1.  PURCHASE OF SHARES

    (a) PURCHASE. Purchaser hereby purchases, and the Company hereby sells to Purchaser, ___________ shares of the Company's Common Stock (the "Shares") at a purchase price of $________ per share (the "Purchase Price"), pursuant to the provisions of this Agreement.

    (b) PAYMENT. Concurrently with the execution of this Agreement, Purchaser shall deliver to the Secretary of the Company $___________ in cash, totaling the aggregate Purchase Price for the Shares, or such other method of payment as the Board of Directors or a Committee thereof shall authorize.

    (c) DELIVERY OF CERTIFICATES. The certificates representing the Shares hereunder shall be held in escrow by the Secretary of the Company as provided in
Article 5 hereof.

2.  CONDITIONS UPON ISSUANCE OF RESTRICTED STOCK

    (a) LEGAL COMPLIANCE. Restricted Stock shall not be issued pursuant to the exercise of a Right unless the exercise of such Right and the issuance and delivery of such Restricted Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933 ("Securities Act"), as amended, the Exchange Act, the securities laws of applicable states, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Restricted Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    (b)   INVESTMENT REPRESENTATIONS RE: FEDERAL SECURITIES LAWS.   The Shares
underlying these Rights, as of the date hereof, have not been registered under the Securities Act. The Optionee represents that if Rights are exercised in whole or in part at a time when there is NOT in effect, under the Securities Act with the Securities and Exchange Commission and with all applicable states, a registration statement applicable to the Shares issuable upon exercise, then the purchase of such Shares is expressly conditioned upon the following representations, warranties, and covenants:

          (i) INVESTMENT INTENT. This Agreement is made with Purchaser in reliance upon its representation to the Company which, by its execution hereof it confirms, that it is acquiring the Shares for its own account, not as a nominee or agent, and not with a view to their resale or distribution and that it is prepared to hold the Shares for an indefinite period and has no present intention to sell, distribute, or grant any participating interests in the Shares. Purchaser hereby acknowledges the fact that the Shares have not been registered under the Securities Act or the securities laws of any other state, province, or country (collectively with the Securities Act, the "Securities Laws"), and that the Company is issuing the Shares to it in reliance on its representations made herein.

          (ii) RESTRICTED SECURITIES. Purchaser hereby confirms that it has been informed that the Shares may not be resold or transferred unless such Shares are first registered under the applicable Securities Laws or unless an exemption from such registration is available. Accordingly, Purchaser hereby acknowledges that it is prepared to hold the Shares for an indefinite period.

          (iii) INVESTMENT EXPERIENCE. In connection with the investment representations made herein, Purchaser represents that it is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment, and has been furnished with and has had access to such information as is normally made available in the form of a registration statement, together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

          (iv)    DISPOSITION OF SHARES.   Purchaser hereby agrees that it
shall make no disposition of the Shares (other than a permitted transfer under Section 3(a)), unless and until:

              (1) Purchaser shall have complied with all requirements of this Agreement and any stock exchange on which such Shares (or any substituted securities) may be listed;

              (2) Purchaser shall have notified the Company of the proposed disposition and furnished it with a written summary of the terms and conditions of the proposed disposition; and

              (3) Purchaser shall have provided an opinion to the Company's counsel (at its expense), in form and substance reasonably satisfactory to the Company, that (i) the proposed disposition does not require registration of the Shares under the applicable Securities Laws or (ii) all appropriate action necessary for compliance with the registration requirements of the applicable Securities Laws or of any exemption from registration available under the applicable Securities Laws has been taken.

    The Company shall not be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this
Section 2 nor (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been so transferred.

    (c) RESTRICTIVE LEGENDS. Unless and until the Shares are registered with the Securities and Exchange Commission and with the applicable states, in order to reflect the restrictions on disposition of the Shares, the stock certificates for the Shares shall be endorsed with restrictive legends, including the following legends:

          (i) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THAT ACT, A 'NO ACTION' LETTER OF THE SECURITIES AND EXCHANGE COMMISSION AS TO SUCH SALE OR OFFER, OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED FOR SUCH SALE OR OFFER."

          (ii) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT DATED AS OF ________, 199__, AS AMENDED FROM TIME TO TIME, WHICH INCLUDES CERTAIN RESTRICTIONS ON TRANSFER, REPURCHASE RIGHTS AND A MARKET STAND-OFF AGREEMENT. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

          (iii) Any legend required to be placed thereon by applicable state securities laws.

3.  TRANSFER RESTRICTIONS

    (a) TRANSFER RESTRICTIONS. Purchaser shall not transfer, sell, assign, encumber, pledge or otherwise dispose of any of the Shares which are subject to repurchase by the Company pursuant to Section 4 hereunder until the Shares are Vested Shares as defined in Section 4 herein, or upon earlier satisfaction of any other conditions as specified by the Board in its
sole discretion.   Such restrictions on transfer shall not be applicable to a transfer of title to the shares affected pursuant to the Purchaser's will or the laws of descent or distribution.

    (b)   TERMINATION OF RESTRICTIONS ON DEATH OR DISABILITY.   In the event
Purchaser's employment with the Company is terminated by reason of death or Disability, the restrictions on transfer on Purchaser's Vested and Unvested Shares (as defined in Section 4 herein) of Restricted Stock shall lapse as of the date of termination, subject to the requirements of Section 2.

    (c)   REPURCHASE RIGHT ON TERMINATION OF EMPLOYMENT.   If the employment
of the Purchaser shall terminate for any reason other than death or Disability, including a termination for cause, all Unvested Shares of Restricted Stock held by the Purchaser shall be subject to the Company's option to repurchase such Unvested Shares at the Purchase Price as determined in accordance with Section 4 herein. With the exception of termination for cause, the Board in its sole discretion shall have the right to provide for the lapse of the restrictions on Unvested Shares of Restricted Stock following termination of employment.
Subject to the provisions of Section 2, the restrictions on transfer of an Purchaser's Vested Shares shall lapse as of the date they become Vested Shares in accordance with Section 4 herein. Once the shares are Vested Shares and are no longer subject to the restrictions on transfer, the Company shall, on the request of the Purchaser, remove the legend from the Vested Shares in a timely manner, upon receipt of such representations and warranties as the Company shall request.

    (d)   VOTING RIGHTS.   After the purchase of the Shares in accordance with
Section 1 of this Agreement, and notwithstanding such Shares are Unvested Shares or Vested Shares, the Purchaser shall be entitled to exercise full voting rights with respect to the Shares.

    (e)   DIVIDENDS AND OTHER DISTRIBUTIONS.   While the Shares are subject to
restrictions on transfer in accordance with this Section 3, and while Shares are Unvested or Vested Shares, the Purchaser holding such Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares. If any such dividends or distributions are paid in Common Stock of the Company, the Shares shall be subject to the same restrictions on transfer and right of repurchase as the Shares of Restricted Stock with respect to which they were paid.

    (f) TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in Section 3(a) must as a condition precedent to the validity of such transfer acknowledge in writing to the Company that such person is bound by each and every provision of this Agreement and that the transferred shares are subject to the Company's repurchase right created hereunder and the market stand-off obligations set forth in Section 9(i) hereof, to the same extent such shares would be so subject if retained by Purchaser.

    (g)   DEFINITION OF OWNER.   For purposes of Section 4 of this Agreement,
the term "Owner" shall include Purchaser and all subsequent holders of the Shares who derive their chain of ownership through a permitted transfer from Purchaser in accordance with Section 3(a).

4.  REPURCHASE RIGHT AND VESTING OF SHARES

    (a) REPURCHASE RIGHT. The Shares shall be subject to the following right and option of the Company to repurchase the Shares (the "Repurchase Right"), exercisable by the Company as set forth in this Section 4. For purposes of this Agreement, the Shares shall be considered vested as follows:

          (i) Twenty-five percent (25%) Shares shall vest one hundred eighty (180) days after the effective date of this Agreement. (Describe other applicable conditions.)

          (ii) An additional twenty-five percent (25%) Shares shall vest upon the first anniversary of this Agreement. (Describe other applicable conditions.)

          (iii) An additional twenty-five percent (25%) Shares shall vest upon the second anniversary of this Agreement. (Describe other applicable conditions.)

          (iv) An additional twenty-five percent (25%) Shares shall vest upon the third anniversary of this Agreement. (Describe other applicable conditions.)

    Shares which have vested pursuant to the foregoing schedule are referred to herein as "Vested Shares." Shares which are not Vested Shares are referred to herein as "Unvested Shares." The Company (which for purposes of this Agreement shall include any assignee or successor of Company) shall have the option to purchase any or all of the Unvested Shares at the Purchase Price at any time and shall notify Purchaser, by written notice pursuant to Section 4(c), as to whether the Company desires to purchase any or all of the Unvested Shares pursuant to the exercise of the Repurchase Right.

    (b) REPURCHASE RIGHT UPON TRANSFER OF SHARES. In the event Purchaser should attempt to transfer any of the Unvested Shares, (other than by way of a permissible transfer under Section 3(a)), then the Company shall have the right, exercisable at any time within sixty (60) days following such attempted transfer, to repurchase any or all of the Unvested Shares at the Purchase Price.

    (c) EXERCISE OF REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to Purchaser (or other Owner of the Shares) within the respective time frames set forth in Sections 4(a) or 4(b). The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. Purchaser (or other Owner) shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Company shall concurrently with the receipt of such stock certificates pay to Purchaser (or other Owner), in cash or cash equivalents (including cancellation of any outstanding purchase-money indebtedness incurred by Purchaser in connection with the acquisition of the Shares or otherwise), an amount equal to the Purchase Price of the Unvested Shares which are to be repurchased.

    (d) TERMINATION OF REPURCHASE RIGHT. The Repurchase Right shall terminate and cease to be exercisable in accordance with one or more of the following provisions:

          (i) The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised under Section 4(b); and

          (ii) The Repurchase Right shall terminate with respect to any and all Shares in which Purchaser vests pursuant to the provisions of Section 4(a).

    The parties hereby expressly acknowledge and agree that the Company's Repurchase Right under Section 4(a) shall not terminate as to any of the Unvested Shares until the date which is five years after the effective date of this Agreement.

    (e) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, stock combination, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, or in the event of the conversion of the Company's outstanding Common Stock (including the Shares) into cash or other shares or securities of the Company or any other corporation as a result of a merger, consolidation, liquidation or other reorganization, then any new, substituted, or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to the Shares shall be subject to the same vesting schedule in effect under Section 4(a) for the Shares and shall accordingly be subject to the Repurchase Right to the same extent the Shares are at the time of such transaction covered by the Repurchase Right. The Company (or its successor) may require the establishment of an escrow account for any money (other than cash dividends) or other property or securities distributed with respect to the Unvested Shares in order to facilitate any subsequent exercise by the Company (or its successor) of the Repurchase Right. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of such transaction upon the company's capital structure; PROVIDED, HOWEVER, that the aggregate Purchase Price payable for the Unvested Shares shall remain the same.

5.  ESCROW

    (a) DEPOSIT. Upon issuance, the certificates for any Shares purchased hereunder shall be deposited in escrow with the Secretary of the Company (or such other person as determined by the Board of Directors of the Company), to be held in accordance with the provisions of this Section


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5.  The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise
surrendered for cancellation in accordance with Section 5(c).   Upon delivery of
the certificates (or other assets and securities ) to the Company, Purchaser shall be issued an instrument of deposit acknowledging the number of Shares (or other assets and securities) delivered in escrow to the Company.

    (b)   RECAPITALIZATION.   All regular cash dividends on the Shares (or
other securities at the time held in escrow) shall be paid directly to Purchaser and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares, shall be immediately delivered to the Company to be held in escrow under this Section 5, but only to the extent the Shares are at the time subject to the escrow requirements of Section 5(a).

    (c)   RELEASE/SURRENDER.   The Shares, together with any other assets or
securities held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

          (i) Should the Company (or its assignees) elect to exercise its Repurchase Right under Section 4 with respect to any Unvested Shares, then the escrowed certificates for such shares (together with any other assets or securities issued with respect thereto), shall be delivered to the Company, concurrently with the payment to Purchaser, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate purchase price for such Shares, and Purchaser shall cease to have any further rights or claims with respect to such Shares (or other assets or securities attributable to such Shares).

          (ii) On the date the Shares of Restricted Stock become the Vested Shares (as well as any assets and securities attributable thereto), they shall be released from escrow and delivered to Purchaser.

6.  ADMINISTRATION

    All questions of interpretation concerning this Restricted Stock Purchase Agreement shall be determined by the Board, including any duly appointed Committee of the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Restricted Stock Purchase Agreement. Any officer of the Company or a Parent or Subsidiary shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.


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7.  SPECIAL UNITED STATES TAX PROVISIONS

    (a)   SECTION 83(b) ELECTION.   Purchaser understands that under Section
83 of the Internal Revenue Code of 1986, as amended (the "Code"), the excess of the fair market value of the Shares on the date any forfeiture restrictions applicable to such Shares lapse over the Purchase Price for such Shares will be reportable as ordinary income on such lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares pursuant to the Repurchase Right provided under Section 4. Purchaser understands that it may elect under Section 83(b) of the Code to be taxed at the time the Shares are acquired hereunder, rather than when and as such Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. The form for making this election must be filed with the Internal Revenue Service within thirty (30) days after the date of this
Agreement.   Purchaser understands that failure to make this filing within the thirty (30)-day period will result in the recognition of ordinary income by Purchaser as the forfeiture restrictions lapse.

    (b)   ACKNOWLEDGMENT.   PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S
SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER
SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF. This filing should be made by registered or certified mail, return receipt requested, and Purchaser must retain two (2) copies of the completed form for filing with his State and Federal tax returns for the current tax year and an additional copy for his personal records.

8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE, OR CHANGE OF CONTROL.

    (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Right, as well as the price per share of Common Stock covered by each such outstanding Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.


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Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Right.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that a Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Right as to all or any part of the Optioned Stock, including Shares as to which the Right would not otherwise be exercisable.

          (c) MERGER OR ASSET SALE. Subject to the provisions of paragraph
(d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Right shall be assumed or an equivalent Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Right or to substitute an equivalent Right, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Board makes a Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Right shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Right shall be considered assumed if, immediately following the merger or sale of assets, the Right confers the right to purchase, for each Share of Optioned Stock subject to the Right immediately prior to the merger or sale of assets, for the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Right, for each Share of Optioned Stock subject to the Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d) CHANGE IN CONTROL. In the event of a "Change in Control" of the Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

              (i) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any Rights outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

              (ii) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, all outstanding Rights, to the extent they are exercisable and vested (including Rights that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price (reduced by the exercise price, if any, applicable to such Rights). These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Right by bequest or inheritance.

          (e) DEFINITION OF "CHANGE IN CONTROL". For purposes of this
Section 8, a "Change in Control" means the happening of any of the following:

              (i) When any "person," as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

              (ii) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

              (iii) A change in the composition of the Board of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors.

          "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the Board or the shareholders, whichever shall first occur, or (B) are elected, or nominated for election, to the Board of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

          (f) CHANGE IN CONTROL PRICE. For purposes of this Section 8,
"Change in Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60--Day Period"), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

9.  SHAREHOLDER RIGHTS; LIMITATIONS

    (a)   SHAREHOLDER RIGHTS.   Except with respect to restrictions on
transfer set forth herein and as provided in Section 10(i), Purchaser shall have all the rights of a shareholder with respect to the Shares, whether or not his interest in the Shares is at the time vested. Accordingly, Purchaser shall have the right to vote the Shares and to receive any cash dividends or other distributions paid or made with respect to the Shares.

    (b)   AUTOMATIC CANCELLATION.   If the Company shall make available, at
the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time Purchaser (or other Owner) shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such Shares shall be deemed to be repurchased in accordance with the applicable provisions hereof, and the company (or its assigns) shall be deemed the owner and holder of such Shares, whether or not the certificates therefor have been delivered as required by this Agreement.

    (c)   COMPLIANCE WITH LAW.   Under no circumstances shall Shares of the
Company's Common Stock or other assets be issued or delivered to Purchaser pursuant to the provisions of this Agreement unless and until, in the opinion of counsel for the company or its successors, there shall have been compliance with all applicable requirements of the federal and state securities laws and the exchange on which stock of the same class is then listed, and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

10  INTERPRETATION

    (a)   PURCHASER UNDERTAKING.   Purchaser hereby agrees to take whatever
additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Purchaser or the Shares pursuant to the express provisions of this Agreement.

    (b)   SATISFACTION OF PRE-EXISTING RIGHTS.   Purchaser hereby
acknowledges, agrees, and confirms that the issuance of the Shares hereunder is in full and complete satisfaction of any and all pre-existing rights which Purchaser may have to acquire shares of preferred or Common Stock of the Company, whether pursuant to written or oral offers, understandings or arrangements, and the Purchaser hereby releases and discharges the Company from any and all obligations or liabilities to issue shares of its Common or preferred Stock to Purchaser pursuant to any such pre-existing rights of Purchaser.

    (c)   NO CONTRACT.   THIS AGREEMENT SHALL NOT BE CONSTRUED SO AS TO GRANT
PURCHASER ANY RIGHT TO REMAIN ENGAGED AS AN EMPLOYEE OR CONSULTANT OF THE COMPANY OR ITS AFFILIATES FOR ANY PERIOD OF SPECIFIC DURATION. ACCORDINGLY, EXCEPT TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED IN ANY WRITTEN EMPLOYMENT OR CONSULTING AGREEMENT BETWEEN THE EMPLOYEE OR THE CONSULTANT AND THE COMPANY (OR ANY AFFILIATE), THE EMPLOYEE OR THE CONSULTANT'S ENGAGEMENT MAY BE TERMINATED AT ANY TIME WITH OR WITHOUT CAUSE.

    (d)   NOTICES.   Any notice required or permitted in connection with the
exercise of the Repurchase Right hereunder or in connection with any other matter pertaining to this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered and certified, postage prepaid and addressed to the party to be notified at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days' advance written notice under this Section to the other party to this Agreement.

    (e)   GOVERNING LAW.   This Agreement shall be construed and enforced in
accordance with, and shall be governed by, the laws of the State of California.

    (f) NO WAIVER. The failure of the Company (or its assigns) in any instance to exercise its Repurchase Right hereunder shall not constitute a waiver of such Repurchase Right with respect to subsequent occasions when such right may again become exercisable pursuant to the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.


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

    (g)   ASSIGNMENTS.   The Company may assign its Repurchase Right under
this Agreement to any person or entity selected by the Company's Board, including (without limitation) one or more shareholders of the Company.

    (h)   SUCCESSORS AND ASSIGNS.   Subject to the restrictions on transfer
set forth herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Purchaser's legal representatives, heirs, legatees, distributees, assigns and transferrees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

    (i)   MARKET STAND-OFF OBLIGATIONS.   Notwithstanding any other provisions
hereof, in the event that Purchaser is an officer or director of the Company, Purchaser hereby agrees that during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company following the effective date of a registration statement of the Company filed under the 1933 Act, Purchaser shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by Purchaser at any time during such period (including the Shares), except Common Stock included in such registration; PROVIDED, HOWEVER, that all officers and directors of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stock-transfer instructions with respect to the registerable securities of Purchaser (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period and may endorse the stock certificate(s) representing the Shares with appropriate legends.

    (j)   TERMINATION OR AMENDMENT.   The Board may terminate or amend the
Plan or the Restricted Stock at any time; provided, however, that no such termination or amendment may adversely affect the Restricted Stock or any unexercised portion hereof without the consent of the Purchaser unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Restricted Stock Purchase Agreement shall be effective unless in writing.

    (k)   INTEGRATED AGREEMENT.   This Restricted Stock Purchase Agreement and
the Plan constitute the entire understanding and agreement of the Purchaser and the Company with respect to the subject matter contained herein or therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Purchaser and the Company with respect to such subject matter other than those set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Restricted Stock Purchase Agreement shall survive any repurchase of the Restricted Stock and shall remain in full force and effect.

    (l)   COUNSEL TO THE COMPANY.   Purchaser hereby acknowledges and agrees
that this Agreement has been prepared by Fisher Thurber LLP, counsel to the company, which counsel has represented the interests of the Company and not those of the Purchaser with respect to the transactions contemplated hereunder. Purchaser further acknowledges and agrees that he has been provided the opportunity and encouraged to consult with counsel of his own choosing with respect to this Agreement and the transaction contemplated hereunder.

    IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                        Self-Heating Container Corporation of California

                        By:
                           -------------------------------------------

                        Title:
                              ----------------------------------------

                        Address:
                                --------------------------------------

                                --------------------------------------

                                --------------------------------------


                        Purchaser:

                        ----------------------------------------------

                        Name:

                        ----------------------------------------------

                        Address:

                                --------------------------------------

                                --------------------------------------

                                --------------------------------------


               [SIGNATURE PAGE TO RES TRICTED STOCK PURCHASE AGREEMENT]


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